UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2013

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15339 (Commission file number)	52-2183153 (IRS employer identification number)

1818 Market Street, Suite 3700, Philadelphia, Pennsylvania 199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)	19103 06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On October 9, 2013, Chemtura Corporation, Chemtura Holdings GmbH, Great Lakes Chemical Corporation and Great Lakes Chemical (Netherlands) B.V. (collectively, “Chemtura” or the “Company”) entered into a Stock Purchase Agreement (“SPA”) with KIK Custom Products Inc. (“KIK”), a Delaware corporation and KCP Corporate Holdings Inc., a Delaware corporation and affiliate of KIK. As provided in the SPA, Chemtura has agreed to sell its Consumer Products business to KIK for $315 million payable in cash at closing of the transaction contemplated by the SPA (the “Closing”). The purchase price is subject to certain customary pre- and post-Closing adjustments, including for working capital and assumed pension liabilities. The transaction is subject to customary Closing conditions and regulatory approvals and is targeted to close on December 31, 2013.

The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the SPA, which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

On October 10, 2013, Chemtura issued a press release announcing, among other things, the execution of the SPA. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Chemtura’s press release also announced that its board of directors has decided to explore a sale of Chemtura’s agrochemicals business, Chemtura AgroSolutions, and provided an update on its third quarter 2013 performance. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

2.1	Stock Purchase Agreement, dated as of October 9, 2013, among KIK Custom Products Inc., KCP Corporate Holdings Inc., Chemtura Corporation, Chemtura Holdings GmbH, Great Lakes Chemical Corporation and Great Lakes (Netherlands) B.V. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Stock Purchase Agreement have been omitted and Chemtura agrees to furnish supplementally a copy of any such omitted schedule to the SEC upon request).

99.1	Press Release issued by Chemtura Corporation, dated October 10, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation
(Registrant)

By:	/s/ Billie S. Flaherty
Name:	Billie S. Flaherty
Title:	SVP, General Counsel & Secretary

Date:     October 10, 2013

Exhibit Index

Exhibit Number	Exhibit Description

2.1	Stock Purchase Agreement, dated as of October 9, 2013, among KIK Custom Products Inc., KCP Corporate Holdings Inc., Chemtura Corporation, Chemtura Holdings GmbH, Great Lakes Chemical Corporation and Great Lakes Chemical (Netherlands) B.V. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Stock Purchase Agreement have been omitted and Chemtura agrees to furnish supplementally a copy of any such omitted schedule to the SEC upon request).

99.1	Press Release issued by Chemtura Corporation, dated October 10, 2013.